UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2022 (June 10, 2022)

SILVERGATE CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-39123	33-0227337
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)
4250 Executive Square, Suite 300, La Jolla, CA 92037
(Address of principal executive offices) (Zip Code)

(858) 362-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	SI	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SI PRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On June 10, 2022, at the Annual Meeting of Stockholders (the “2022 Annual Meeting”) of Silvergate Capital Corporation (the “Company”), the Company’s stockholders approved certain amendments to the Company's Articles of Incorporation, as amended (the “Articles”), to (i) declassify the Company's board of directors (the "Board") and provide for the annual election of all directors, (ii) cancel the Company's Class B non-voting common stock and re-allocate such shares to the Company's Class A common stock, (iii) allow for the removal of directors with or without cause by majority vote of the stockholders; and (iv) authorize amendments to eliminate certain supermajority voting requirements to amend certain provisions of the Articles and the Company's Amended and Restated Bylaws (the "Bylaws") (the amendments described in clauses (i) through (iv) above being referred to herein as the “Governance Amendments”). The Governance Amendments are described in further detail in the Company’s definitive proxy statement for the 2022 Annual Meeting filed on April 14, 2022 (the “Definitive Proxy Statement”). The Governance Amendments became effective upon the filing of the Articles of Amendment with the Maryland State Department of Assessments and Taxation on June 14, 2022.

As previously disclosed in the Definitive Proxy Statement, in connection with the approval of the Governance Amendments, the Board approved certain conforming changes to the Bylaws, which changes automatically became effective concurrently with the effectiveness of the Governance Amendments.

The description of the amendments to the Articles and Bylaws are qualified in their entirety by reference to the full text of the Articles of Amendment and the Amended and Restated Bylaws, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated into this Item 5.03 by reference.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the 2022 Annual Meeting , six proposals were submitted to a vote of stockholders. These matters were submitted to a vote through the solicitation of proxies. Each of the proposals is described in further detail in the Definitive Proxy Statement. Other than the six proposals addressed below and described in the Company’s Definitive Proxy Statement, no other proposal was submitted at the 2022 Annual Meeting.

On the record date for the 2022 Annual Meeting, there were 31,630,315 shares of the Company's Class A common stock issued, outstanding, and entitled to vote. Stockholders holding 25,648,748 shares of Class A common stock were present at the 2022 Annual Meeting, in person or represented by proxy. Each of the six proposals that were voted on at the 2022 Annual Meeting were approved by the Company’s stockholders.

The following tables summarize the results of voting with respect to each matter:

Proposal 1: To approve an amendment to the Company's Articles to declassify the Company's Board and provide for the annual election of directors.

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
21,579,331	653,314	432,762	2,983,341
Proposal 2: To approve an amendment to the Company's Articles to cancel the Company's Class B, non-voting common stock and re-allocate such shares to the Company's Class A common stock.

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
22,600,379	30,174	34,854	2,983,341

Proposal 3: To approve an amendment to the Company's Articles to allow for the removal of directors with or without cause by a majority vote of the stockholders.

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
22,211,626	17,468	436,313	2,983,341

Proposal 4: To approve an amendment to the Company's Articles to authorize amendments to eliminate certain super-majority stockholder voting requirements to amend certain provisions of the Company's Articles and Bylaws.

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
22,107,196	117,641	440,570	2,983,341

Proposal 5: A. If Proposal 1 is approved, to elect three (3) Class I directors to serve for a one-year term ending at the 2023 annual meeting of stockholders or until their successors are duly elected and qualified; or B. If
Proposal 1 is not approved, to elect three (3) Class I directors to serve for a three-year term ending at the 2025 annual meeting of stockholders or until their successors are duly elected and qualified.

	Number of Shares Voted
Nominees for Director	For	Against	Abstain	Broker Non-Votes
5a. Alan J. Lane	17,249,989	4,972,526	442,892	2,983,341
5b. Aanchal Gupta	16,169,094	6,045,310	451,003	2,983,341
5c. Rebecca Rettig	22,199,625	19,733	446,049	2,983,341

Proposal 6: To ratify the appointment of Crowe LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
24,893,064	705,930	49,754	N/A

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit

Number	Description

3.1	Articles of Amendment to Articles of Incorporation, as amended (filed herewith)
3.2	Amended and Restated Bylaws (filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERGATE CAPITAL CORPORATION

Date:	June 16, 2022	By:	/s/ Alan J. Lane
Alan J. Lane President and Chief Executive Officer

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